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                         UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION
                    WASHINGTON, D.C. 20549

                           FORM 8-K

                        CURRENT REPORT

            Pursuant to Section 13 or 15(d) of the
               Securities Exchange Act of 1934

        Date of Event Requiring Report: July 30, 2001

                     ENCORE VENTURES, INC.
                     ---------------------
    (Exact name of registrant as specified in its charter)

         Nevada            000-32673              98-0218912
         ------            ---------              ----------
(State of Incorporation)  (Commission            (IRS Employer
                          File Number)          Identification #)


  5709 Hudson Street Vancouver, British Columbia, Canada, V6M 2Z2
  ---------------------------------------------------------------
            (Address of Principal Executive Offices)

                        (604) 880-9721
            ----------------------------------------
      (Registrant's telephone number, including area code)

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ITEM 1. CHANGES IN CONTROL OF REGISTRANT

See Item 2 below.

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

The Registrant has acquired all of the assets of Six Forty-Nine Incorporated, a Nevada corporation ("649 Inc.") pursuant to an "Asset Purchase and Sale Agreement" on July 30, 2001 (the "Agreement"). The purchase was made by the Registrant in exchange for 12,892,300 shares of the Registrant's $.001 par value common stock (the "Shares"), representing exactly 50.0% of the issued and outstanding shares of the Registrant. The principal asset purchased is a Mediterranean weight loss diet program for mild to moderately overweight individuals. The Registrant is expecting to change its name to "Thinka Weight-Loss Corporation" ("Thinka") in the near future.

The agreement calls for the immediate resignation of the Registrant's current officers and directors, William Iny and Steven Bekropoulos. In their place, the Board has appointed the following individuals as the new officers and directors of the
Company:

Name                    Position Appointment
----------------        --------------------
Stacey Lauridia         President and Director
Louis Scarrone          Director and Chairman of the Board
Kathy Whyte             Secretary, Treasurer and Director
Charles Stein           Chief Executive Officer and Director
George Lois             Director
Daniel Melnick          Director
Clifford Perlman        Director

A registration rights agreement was signed concurrently with the Agreement obligating the Registrant to prepare and file with the Commission a registration statement for the Shares (on Form SB-2) pursuant to the Securities Act (the "Registration Statement"), at its sole expense, no later than three (3) months from the closing of the transaction contemplated by the Agreement.

The diet program consists of a liquid dietary supplement taken twice daily together with a nutritionally sound meal of fish, chicken and vegetables. This Mediterranean diet based on monounsaturated oils and fresh vegetables is relatively low in fat and is intended to produce a steady and consistent weight loss.

ITEM 3. BANKRUPTCY OR RECEIVERSHIP

Not applicable.

ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

Not applicable.

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ITEM 5. OTHER EVENTS

Not applicable.

ITEM 6.     RESIGNATIONS OF DIRECTORS AND EXECUTIVE OFFICERS

See Item 2 above.

ITEM 7.     FINANCIAL STATEMENTS

(a)   Financial statements of businesses acquired.

The Registrant will file financial statements of Six Forty-Nine
Incorporated by an amendment to this Report on Form 8-K to be filed within the time period required by Form 8-K.

(b)   Pro Forma Financial Information.

The Registrant will file pro forma information showing the effect of the acquisition of an interest in Six Forty-Nine Incorporated by an amendment to this Report on Form 8-K to be filed within the time period required by Form 8-K.

(c)   Exhibits.

Exhibit 10.1:     Asset Purchase and Sale Agreement

Exhibit 10.2:     Registration Rights Agreement


ITEM 8.     CHANGE IN FISCAL YEAR

Not Applicable.

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                            SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form
8-K to be signed on its behalf by the undersigned hereunto duly authorized.

                                  ENCORE VENTURES, INC.

                                  By:  /s/ Kathy Whyte
Date: July 30, 2001               _______________________
                                  Kathy Whyte
                                  Secretary, Treasurer & Director


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